UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 28, 2003
                                 Date of Report
                        (Date of earliest event reported)

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

       0-13801                                           95-2888568
(Commission File No.)                       (IRS Employer Identification Number)

                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)


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Item 12. Results of Operations and Financial Condition

Conference Call Correction

      During the conference call, management inadvertently stated the percentage growth in system sales versus the prior year quarter and prior quarter as 32% and 8%, respectively. The correct numbers are 48% and 14%, respectively. This corrects the information contained within item 12 "Conference Call Correction" of the Form 8-K, filed on August 4, 2003.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2003                         QUALITY SYSTEMS, INC.


                                              By:  /s/  Paul Holt
                                                   -----------------------------
                                                   Paul Holt
                                                   Chief Financial Officer


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